Exhibit 99.1

AMERICAN APPAREL CALLS FOR REDEMPTION OF ALL ISSUED AND OUTSTANDING WARRANTS

LOS ANGELES, Feb 6, 2008.  American Apparel, Inc. (formerly Endeavor Acquisition Corp.), a Delaware corporation (Amex: APP), announced today that it is calling for the redemption of all of its outstanding warrants, which trade separately on the American Stock Exchange under the symbol APP.WS or trade on the American Stock Exchange as part of American Apparel’s units (which consist of one share of common stock and one warrant) under the symbol APP.U. The redemption date for the warrants is March 7, 2008.

Each warrant entitles the holder to purchase from American Apparel one share of American Apparel common stock at an exercise price of $6.00. The warrants were originally issued in the initial public offering of Endeavor Acquisition Corp., a special purpose acquisition company, in December 2005. As a result of the company’s acquisition of American Apparel, Inc., a California corporation, and its affiliated companies on December 12, 2007, the warrants are now exercisable for shares of common stock of American Apparel.

American Apparel has the right to call all outstanding and unexercised warrants for redemption if the closing sale price of American Apparel’s common stock has been at least $11.50 per share on each of 20 trading days within any 30 trading day period ending on the third business day prior to the date on which notice of such redemption is given. The closing sale price of American Apparel’s common shares has been $11.50 or higher for at least 20 of the last 30 trading days beginning on December 19, 2007 and ending on February 1, 2008. The closing sale price of American Apparel’s common stock on February 1, 2008 was $12.70 per share.

To exercise their warrants, warrant holders must either deliver their warrant or unit certificate(s) together with the exercise price of $6.00 per warrant (payable to American Apparel, Inc.) to the company’s stock transfer agent, Continental Stock Transfer & Trust Co., 17 Battery Place, New York, New York 10004, (212) 845-3200, or elect to exercise on a cashless basis.  Warrant holders electing a cashless exercise must pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” means the average reported last sale price of shares of the American Apparel’s common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the warrant holders, which equals $11.89.  Any fractional share issuable as a result of a cashless exercise will be rounded up to the nearest whole share.  Warrant holders who hold their warrants or units through a brokerage account should contact their broker for instructions regarding the exercise of warrants and the payment of the exercise price.

Warrant holders may exercise their warrants at any time prior to March 7, 2008, the date of redemption. If any warrants are not exercised before March 7, 2008, those warrants will be canceled and holders of those warrants will be paid $0.01 per warrant and will no longer have the right to purchase any shares underlying those warrants.

The shares of common stock issuable upon exercise of the warrants have been offered under the company’s registration statement, which has been declared effective by the Securities and Exchange Commission.  The offering of the shares of common stock issuable upon exercise of the warrants is being made only by means of a prospectus dated December 13, 2007.  Copies of the prospectus may be obtained from the company’s stock transfer agent, Continental Stock Transfer & Trust Co., 17 Battery Place, New York, New York 10004, (212) 845-3200.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

There were originally approximately 16.1 million warrants issued and there are currently approximately 10.3 million warrants that remain outstanding, as of February 5, 2008. Assuming a cash-based exercise of all outstanding warrants, American Apparel would receive gross proceeds of approximately $61.8 million and there would be a total of approximately 73.4 million shares of American Apparel’s common stock issued and outstanding on the redemption date.  Assuming a cashless exercise of all outstanding warrants, the company would receive no cash and there would be approximately 67.8 million shares of American Apparel’s common stock issued and outstanding on the redemption date.

About American Apparel

American Apparel is a vertically-integrated manufacturer, distributor, and retailer of branded fashion basic apparel based in downtown Los Angeles, California. As of December 31, 2007, American Apparel employed over 6,700 people and operated over 180 retail stores in 13 countries, including the United States, Canada, Mexico, United Kingdom, France, Germany, Italy, the Netherlands, Sweden, Switzerland, Israel, Japan and South Korea. American Apparel also operates a leading wholesale business that supplies t-shirts and other casual wear to distributors and screen printers. In addition to its retail stores and wholesale operations, American Apparel operates an online retail e-commerce website at http://store.americanapparel.net.

Safe Harbor Statement

This press release, and other statements that American Apparel, Inc. may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, the company’s future financial condition and results of operations and the company’s prospects and strategies for future growth. In some cases, you can identify forward-looking statements by words or phrases such as “trend,” “potential,” “opportunity,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

Such forward-looking statements are based upon the current beliefs and expectations of American Apparel’s management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements.  American Apparel cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. The following factors, among others, could cause actual results to differ from those set forth in forward-looking statements: business conditions, including risks associated with foreign markets, international business and online retail operations, increases in materials or labor costs and employee matters; the company’s relationships with its lenders and its ability to comply with the terms of its existing credit facilities; changing interpretations of generally accepted accounting principles; changes in the overall level of consumer spending; changes in preferences in apparel or the acceptance of the company’s products and the company’s ability to anticipate such changes; the performance of the company’s products within the prevailing retail environment; availability of store locations at appropriate terms and our ability to open new stores and expand internationally; the possibility that the company’s suppliers and manufacturers may not timely produce or deliver the company’s products; financial non-performance by the company’s customers, primarily in the wholesale business; inquiries and investigations and related litigation; continued compliance with U.S. and foreign government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which the company is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition, both domestic and foreign, from other apparel providers; changes in key personnel; costs as a result of operating as a public company; general economic conditions; increases in interest rates; geopolitical events and regulatory changes; as well as other relevant risks detailed in the company’s definitive proxy statement dated November 28, 2007 relating to its acquisition of American Apparel Inc. and its affiliated companies and other filings that the company makes with the Securities and Exchange Commission and available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances..

Contact:

Joseph Teklits/Jean Fontana
Integrated Corporate Relations
203-682-8200

Adrian Kowalewski
American Apparel
Director, Corporate Finance & Development
213-488-0226 ext. 1463